EXHIBIT (h)(6)

     AMENDMENT TO FEE SCHEDULE FOR TRANSFER AGENT SERVICING AGREEMENT, FUND ACCOUNTING SERVICING AGREEMENT AND FUND ADMINISTRATION SERVICING AGREEMENT


                                                                                                          [U.S. BANCORP LOGO]
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                                            TRANSFER AGENT & SHAREHOLDER SERVICES
                                                   ANNUAL FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------
SERVICE CHARGES TO THE FUND*                                SERVICE CHARGES TO INVESTORS
----------------------------                                ----------------------------
Shareholder Account Fee (Subject to Minimum)                Qualified Plan Fees (Billed to Investors)
     o   No-Load  - $15.00 /account                              o   $15.00 /qualified plan acct (Cap at $30.00/SSN)
     o   Load Fund - $16.00 /account                             o   $15.00 /Coverdell ESA acct (Cap at $30.00/SSN)
     o   Daily Accrual Fund - $21.00 /account                    o   $25.00 /transfer to successor trustee
     o   Closed Accounts - $2.50 /account                        o   $25.00 /participant distribution (Excluding SWPs)
Annual Minimum                                                   o   $25.00 /refund of excess contribution
     o   $24,000 per no-load fund                           Additional Shareholder Fees (Billed to Investors)
     o   $28,000 per load or daily accrual fund                  o   $15.00 /outgoing wire transfer
     o   $15,000 each additional class                           o   $15.00 /overnight delivery
WAIVED PER BELOW SCHEDULE                                        o   $ 5.00 /telephone exchange - waive
     o   Load Fund - $17.00 /account                             o   $25.00 /return check or ACH
     3 basis points on net assets                                o   $25.00 /stop payment
     $270,000 fund group minimum                                 o   $ 5.00 /research request per account (Cap at
     ACTIVITY CHARGES                                            $25.00/request) (For requested items of the second
---------------------                                            calendar year [or previous] to the request)
         Telephone Calls - $1.50 /call
         E-mail Services                                    TECHNOLOGY CHARGES
         $200 /month administration                         ------------------
     o   $3.00 /e-mail received                             1.   Fund Group Setup (first cusip) - $2,000 /fund group
     o   Draft Check Processing - $1.00 /draft              2.   Fund Setup - $1,500 /cusip (beyond first cusip)
     o   Daily Valuation Trades - $6.75 /trade              3.   NSCC Service Interface - All NSCC Services
     o   Lost Shareholder Search - $5.00 /search                 o   Setup - $1,500 /fund group
     o   AML Base Service (excl Level 3 accounts)                o   Annual - $1,400 /cusip/year - waive
            0-999 accounts - $500.00/year                   4.   Telecommunications and Voice Services - waive
            1,000-4,999 accounts - $1,000/year                   o   Service Setup - $1,650 ATT transfer connect
            5,000-9,999 accounts - $2,500/year                   o   VRU Setup - $500 /fund group
            10,000+ accounts - $5,000/year                       o   VRU Maintenance - $100 /cusip/month
     o   AML New Account Service - $1.00/new                     o   $.35 /voice response call
         domestic accounts and $2.00/new                         o   $.40 /voice recognition call
         foreign account                                    5.   Asset Allocation Services - $8.00 /account
     o   ACH/EFT Shareholder Services:                           group/year (4 reallocations)
           $125.00 /month/fund group                        6.   12b-1 Aging - $1.50 /account/year - waive
           $  .50 /ACH item, setup, change                  7.   Average Cost - $.36 /account/year - waive
           $ 5.00 /correction, reversal                     8.   Development/Programming - $150 /hour
                                                            9.   File Transmissions - subject to requirements
OUT-OF-POCKET COSTS - Including but not limited to:         10.  Selects - $300 per select
-------------------                                         11.  Extraordinary services - charged as incurred
     o   Telephone toll-free lines, call transfers, etc.             o   Conversion of Records (if necessary) - Estimate
     o   Mailing, sorting and postage                                    to be provided.
     o   Stationery, envelopes                                       o   Custom processing, re-processing
     o   Programming, special reports                       All other extraordinary services
     o   Insurance, record retention, microfilm/fiche
     o   Proxies, proxy services
     o   ACH fees, NSCC charges
     o   All other out-of-pocket expenses
Fees are billed monthly.
* Subject to CPI increase. - waive

-----------------------------------------------------------------------------------------------------------------------------
*Effective with the first day after expiration of the first twelve (12) months of service, the fees and charges set forth in this Schedule shall be increased over the fees and charges during the previous twelve (12) months in the amount equal to the change in the Consumer Price Index for all Urban Consumers in the Milwaukee, Wisconsin Metropolitan Statistical Area, All
Terms, Based 1982-1984 = 100, as last reported by the U.S. Bureau of Labor Statistics ("CPI-U"). Thereafter, all of the fees and charges in this fee schedule (except for out-of-pocket expenses) shall increase annually upon each anniversary of this
Schedule in an amount equal to the percentage change in the CPI-U for the proceeding twelve (12) months.
-----------------------------------------------------------------------------------------------------------------------------



=============================================================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)

                                                                                                          [U.S. BANCORP LOGO]
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                                                  FUND ACCOUNTING SERVICES
                                                     ANNUAL FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------

DOMESTIC EQUITY FUNDS*                                    MULTIPLE CLASSES
$30,000 for the first $100 million                        Each class is an additional 25% of the charge of the initial
1.25 basis point on the next $200 million                 class.
..75 basis point on the balance
                                                          MASTER/FEEDER FUNDS
DOMESTIC BALANCED FUNDS*                                  Each master and feeder is charged according to the schedule.
$33,000 for the first $100 million
1.5 basis points on the next $200 million                 MULTIPLE MANAGER FUNDS
1 basis point on the balance                              Additional base fee:
                                                          $12,000 per manager/sub-advisor per fund
DOMESTIC FIXED INCOME FUNDS*
FUNDS OF FUNDS*                                           Extraordinary services - quoted separately
SHORT OR DERIVATIVE
FUNDS* INTERNATIONAL EQUITY FUNDS*                        Conversion Estimate - one month's fee (if necessary)
TAX-EXEMPT MONEY MARKET FUNDS*
$39,000 for the first $100 million                        NOTE - All schedules subject to change depending upon the use
2 basis points on the next $200 million                   of derivatives - options, futures, short sales, etc.
1 basis point on the balance
                                                          All fees are billed monthly plus out-of-pocket expenses,
TAXABLE MONEY MARKET FUNDS*                               including pricing service:
$39,000 for the first $100 million
1 basis point on the next $200 million                           $.15  Domestic and Canadian Equities
1/2 basis point on the balance                                   $.15  Options
                                                                 $.50  Corp/Gov/Agency Bonds
INTERNATIONAL INCOME FUNDS*                                      $.80  CMO's
$42,000 for the first $100 million                               $.50  International Equities and Bonds
3 basis points on the next $200 million                          $.80  Municipal Bonds
1.5 basis points on the balance                                  $.80  Money Market Instruments
                                                                 $125  Per fund per month - Mutual Funds
Waive above fees for the following:
                                                          Corporate Action Services - - waive
$285,000 fund group minimum                                      $2.00 Per equity security per month
                                                          Manual Security Pricing
Net Assets                Annual Fee                             $125 per month - greater than 10/day
----------                ----------                      Factor Services (BondBuyer)
$170 million              $300,000                               Per CMO - $1.50/month
$185 million              $315,000                               Per Mortgage Backed - $0.25/month
$200 million              $330,000                               Minimum - $300/month
$225 million              $345,000
$250 million              $360,000
over $250 million          6 bp

* Subject to CPI increase. - waive
-----------------------------------------------------------------------------------------------------------------------------
*Effective with the first day after expiration of the first twelve (12) months of service, the fees and charges set forth in this Schedule shall be increased over the fees and charges during the previous twelve (12) months in the amount equal to the change in the Consumer Price Index for all Urban Consumers in the Milwaukee, Wisconsin Metropolitan Statistical
Area, All Terms, Based 1982-1984 = 100, as last reported by the U.S. Bureau of Labor Statistics ("CPI-U"). Thereafter, all
of the fees and charges in this fee schedule (except for out-of-pocket expenses) shall increase annually upon each anniversary of this Schedule in an amount equal to the percentage change in the CPI-U for the proceeding twelve (12) months.
-----------------------------------------------------------------------------------------------------------------------------



=============================================================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)

                                                                                                          [U.S. BANCORP LOGO]
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                                        FUND ADMINISTRATION & COMPLIANCE SERVICES
                                                   ANNUAL FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------

DOMESTIC FUNDS                                                 INTERNATIONAL FUNDS
--------------                                                 -------------------

Annual fee based upon assets per fund*                         Annual fee based upon assets per fund*
     8 basis points on the first $300 million                       9 basis points on the first $200 million
     7 basis points on the next $500 million                        8 basis points on the next $300 million
     4 basis points on the balance                                  6 basis points on the next $500 million
     Minimum annual fee:  $40,000 first fund                        4 basis points on the balance
     $35,000 each additional fund                                   Minimum annual fee:  $50,000 per fund

Extraordinary services - quoted separately                     Extraordinary services - quoted separately

Multiple Classes - Add the following per class:                Multiple Classes - Add the following per class:
     1 basis point at each level                                    1 basis point at each level
     $15,000 per fund minimum                                       $15,000 per fund minimum

Annual legal administration - Add:                             Annual legal administration - Add:
     1 basis point at each level                                    1 basis point at each level
     $5,000 additional minimum                                      $5,000 additional minimum

Waive above fees for the following:                            Plus out-of-pocket expenses, including but not limited to:
16 basis points on net assets                                       Postage, Stationery
$260,000 annual fund group minimum                                  Programming, Special Reports
                                                                    Proxies, Insurance
Plus out-of-pocket expenses, including but not limited to:          EDGAR filing - Approx. $11.00/page
     Postage, Stationery                                            Retention of records
     Programming, Special Reports                                   Federal and state regulatory filing fees
     Proxies, Insurance                                             Certain insurance premiums
     EDGAR filing - Approx. $11.00/page                             Expenses from board of directors meetings
     Retention of records                                           Auditing and legal expenses
     Federal and state regulatory filing fees                       Blue Sky conversion expenses (if necessary)
     Certain insurance premiums                                     All other out-of-pocket expenses
     Expenses from board of directors meetings
     Auditing and legal expenses                               Fees are billed monthly.
     Blue Sky conversion expenses (if necessary)
     All other out-of-pocket expenses                          * Subject to CPI increase.

Fees are billed monthly.

* Subject to CPI increase. - waive

-----------------------------------------------------------------------------------------------------------------------------
*Effective with the first day after expiration of the first twelve (12) months of service, the fees and charges set forth in this Schedule shall be increased over the fees and charges during the previous twelve (12) months in the amount equal to the change in the Consumer Price Index for all Urban Consumers in the Milwaukee, Wisconsin Metropolitan Statistical Area,
All Terms, Based 1982-1984 = 100, as last reported by the U.S. Bureau of Labor Statistics ("CPI-U"). Thereafter, all of the
fees and charges in this fee schedule (except for out-of-pocket expenses) shall increase annually upon each anniversary of this Schedule in an amount equal to the percentage change in the CPI-U for the proceeding twelve (12) months.
-----------------------------------------------------------------------------------------------------------------------------




=============================================================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)

                                                                                                          [U.S. BANCORP LOGO]
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                                               LEGAL ADMINISTRATION -
                                        FUND START-UP & REGISTRATION SERVICES
                                                PROJECT FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------

START-UP SERVICES                                              SERVICE PROPOSAL
-----------------                                              -----------------
o    Product design assistance
o    Preparation of  a detailed implementation time            (Subject to services provided )
     line identifying all:
     o    Implementation issues                                Extraordinary services - quoted separately
     o    Responsible party                                    o    Prior performance
     o    Deadline required to meet effectiveness              o    Asset conversion
o    Legal entity preparation and filings                      o    Fulcrum Fee
o    Preparation of articles/bylaws, declaration of            o    Etc
     trust
o    Registration preparation, including                       Plus out-of-pocket expenses, including but not
     preparation of Prospectus and SAI                         limited to:
o    Preparation of exhibits and filings to the                o    Postage, if necessary
     registration statement                                    o    Federal and state regulatory filing fees
     o    Fund Service Agreements                              o    Expenses from board of directors meetings
     o    U.S. Bancorp IRA prototype plans                     o    Auditing and legal expenses
     o    Subscription agreement                               o    EDGAR filing - Approx $9.00/page
     o    12b-1 plan of distribution                           o    All other out-of-pocket expenses
     o    18f-1 in-kind redemption election
     o    18f-3 multiple class election                        Startup legal administration fees are billed at SEC
     o    Prepare of fund governance procedures                effectiveness.
     o    Code of Ethics
     o    Valuation procedures
     o    Board committee
     o    Distribution policy
     o    Clearing agencies
     o    Borrowing arrangements
     o    Etc.
o    EDGAR filings (See Fund Admin Schedule)
o    Respond to SEC comments
o    Prepare and file state Blue Sky registrations
o    Printing firm search and selection
o    Insurance coverage search and selection
o    Preparation of organization Board of Trustees
     materials
o    Facilitation of organization board meeting
o    All other assistance and guidance as necessary

---------------------------------------------------------- ------------------------------------------------------------------


=============================================================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)


                                                                                                          [U.S. BANCORP LOGO]
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                                                    INTERNET SERVICES
                                                   ANNUAL FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------

FAN WEB - Shareholder internet access to account information and transaction capabilities. Internet service is connected directly to the fund group's web site through a transparent hyperlink. Shareholders can access account information, portfolio listing within a fund family, view transaction history, purchase additional shares through ACH, etc.

Implementation - $15,000 per management company - includes up to 10 hours of assistance from BSAs and technical staff
     (additional assistance - $150/hour)
Annual Base Fee - $36,000 per year
 Activity (Session) Fees:
     o   Inquiry - $.15 per event
     o   Account Maintenance - $.25 per event
     o   Transaction - financial transactions, reorder statements, etc. - $.50 per event
     o   New Account Set-up - $3.00 per event

-----------------------------------------------------------------------------------------------------------------------------

VISION MUTUAL FUND GATEWAY - Permits broker/dealers, financial planners, and RIAs to us a web-based system to perform order and account inquiry, execute trades, print applications, review prospectuses, and establish new accounts.

Inquiry Only
     o   Inquiry - $.05 per event
     o   Per broker ID - $5.00 per month per ID
Transaction Processing
     o   Implementation - $5,000 per management company
     o   Transaction - purchase, redeem, exchange, literature order - $.50 per event
     o   New Account Set-up - may contain multiple fund/accounts - $3.00 per event
     o   Monthly Minimum Charge - $500.00 per month

-----------------------------------------------------------------------------------------------------------------------------

FAN MAIL - Financial planner mailbox provides transaction, account and price information to financial planners and small broker/dealers for import into a variety of financial planning software packages.

Base Fee - file generation and delivery - $6,000 per year
Per Record Charge
     o   Rep/Branch/ID - $.018
     o   Dealer - $.012
     o   Price Files - $2,000

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U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)
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

                                                             [U.S. BANCORP LOGO]

--------------------------------------------------------------------------------
                    MUTUAL FUND ExCHANGE (MFx) SERVICE SUITE
                               ANNUAL FEE SCHEDULE
================================================================================

                                MFx WEB SERVICES
                                ----------------
A.   MFS ON-LINE SYSTEMS ACCESS
     On-line internet access to U.S. Bancorp systems
     Setup - $1,500 initial setup per concurrent connection
     (up to 5 workstations each)

     Service - $125/month per concurrent connection - internet
     access; $125/month per concurrent connection - 3270 access
     FundSource Access - Quoted separately
     Number of concurrent connections required                           2
                                                                  --------
     Total Monthly Fee  (@ $125)                                      $250
                                                                  ========

--------------------------------------------------------------------------
B.   IMAGE AND/OR COLD ON-LINE ACCESS
     On-line internet access to U.S. Bancorp shareholder
     document images, statements and tax advices (COLD)

     Setup - $1,500 initial setup per concurrent connection
     (up to 5 workstations each)
     Service - $325/month/concurrent connection

     Number of concurrent connections required                           0
                                                                  --------
     Total Monthly Fee  (@ $325)                                        $0
                                                                  ========

--------------------------------------------------------------------------
C.   REPORTSOURCE
     On-line internet access to standard reports and files
     from various U.S. Bancorp data sources
     No initial setup charge
     $125/month for each of the following data sources
     (Check required reports)                                            0
                                                                  --------
                   Fund Accounting Reports                               0
                                                                  --------
                   Transfer Agent Reports                                0
                                                                  --------
                   Fund Administration Reports                           0
                                                                  --------
                   Prospect Services Reports                             0
                                                                  --------
                   Custody Reports                                       0
                                                                  --------
                   Data Warehouse Reports                                0
                                                                  --------

                                                                  --------
     Total number of services required                                   0
                                                                  --------

                                                                  --------

                                                                  --------


Total Monthly Fee  (@ $125)                                            $0
                                                                  ========

--------------------------------------------------------------------------
All prices exclude out-of-pocket expenses and, if necessary, hardware costs, travel, etc.  All prices subject to change
depending upon client requirements.

* Assumes that NAV/Distribution history is provided to U.S. Bancorp in Excel format, otherwise setup charge subject to change.
** Delivery up to 5 sites

Customization charged at $150/hour, if necessary.






--------------------------------------------------------------------------




--------------------------------------------------------------------------
                           MFx DATA DELIVERY SERVICES
                           --------------------------
A.   PERFORMANCE DELIVERY SERVICES
 (1) Daily NAV Feed
     Daily automated feed of fund price and portfolio data to
     external sites

     Setup - $100/fund, $600 minimum (subject to degree of
     customization), ($2,500 Additional FTP setup per site or
     FTP address)
     Service - $100/fund/month
     Number of funds required                                            0
                                                                 ---------
     Total Monthly Fee  (@ $100)                                        $0
                                                                 =========

--------------------------------------------------------------------------
--------------------------------------------------------------------------
 (2) STANDARD RATE OF RETURN SERVICES

     Fund performance calculation (daily or periodic)
     Setup - $500/fund* ($1,000/fund initial setup for non-fund administration clients, $5,000 minimum), ($2,500 Additional
     FTP setup per site or FTP address).
     Number of sites required.
     Pre-Tax Service - $200/fund/month**
     Number of funds required                                            0
                                                                 ---------
     Total Monthly Fee  (@ $200)                                        $0
                                                                 =========

--------------------------------------------------------------------------
 (3) AFTER-TAX PERFORMANCE SERVICES
     Post-Tax Service - $300/fund/month**
     Number of funds required
                                                                 ---------
Total Monthly Fee  (@ $300)                                             $0
                                                                 =========
B.   SFx - SECURE FILE EXCHANGE
 (1) GUI - Graphical User Interface
     No initial setup charge
     $125/month/fund group (up to 5 file transfers)
     Number of funds
                                                                 ---------
     Total Monthly Fee  (@ $125)                                        $0
                                                                 =========

 (2) Automated file delivery to client site
     $2,500 initial setup per site
     $195/month - up to 5 automated file transfers
     Number of funds
                                                                 ---------
     Total Monthly Fee  (@ $195)                                        $0
                                                                 =========

--------------------------------------------------------------------------

TOTAL MONTHLY FEE                                                     $250
-----------------                                                =========


SETUP FEE SUMMARY
-----------------

MFS On-line Systems Access                                            $ -
Image/COLD On-line Access                                             $ -
ReportSource                                                          $ -
Daily NAV Feed                                                        $ -
Standard Rate of Return                                               $ -
Automated File Delivery                                               $ -
FTP Setup                                                             $ -
--------------------------------------------------------------------------
TOTAL SETUP CHARGES                                                   $ -
--------------------------------------------------------------------------


================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)


                                                                                                          [U.S. BANCORP LOGO]
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                                                   PROSPECT SERVICING
                                                   ANNUAL FEE SCHEDULE
-----------------------------------------------------------------------------------------------------------------------------

FULL SERVICE (INBOUND TELESERVICING AND KIT                  LEAD CONVERSION REPORTING
-------------------------------------------                  -------------------------
ASSEMBLY AND MAILING)                                        Account Management               $  700/month
---------------------                                        Database Installation, Setup     $1,500/fund group
TIER 1 (0-50 orders per month)
Account Management         $   300/month                     WEB ON-LINE FUND FULFILLMENT
                                                             ----------------------------
TIER 2 (51-250 orders per month)                             Account Management               $  500/month
Account Management         $   300/month                     Installation, Setup              $    0 (NC)
First 50 orders                 NC                           Per Retail Request               $  .40/retail request
Per order over 50               $   4.00/order               Per Intermediary Request         $  .60/retail request
TIER 3 (251-500 orders per month)
Account Management         $ 1,000/month                     FOLLOW-UP SERVICES
                                                             ------------------
First 250 orders                NC                       Correspondence                       $ 2.00/letter
Per order over 250              $   3.50/order               E-mail Correspondence            (Separate Quote)*
                                                             Telemarketing                    (Separate Quote)*
TIER 4 (over 500 orders per month)                           Customized Services              (Separate Quote)*
Account Management         $ 2,000/month
First 500 orders                NC                           *Dependent upon client requirements
Per order over 500              $   3.00/order
                                                             All fees are billed monthly plus out-of-pocket expenses,
E-mail/internet Lead Origination - $2.50 per                 including, but not limited
request to:                                                           Customized reporting development ($150.00/hour)
Service includes account management, lead reporting, call             Postage, stationery
servicing, database management, kit assembly and mailing              Programming, special reports
(excluding postage and materials).                                    Retention of records
                                                                      File transmission charges
                                                                      Legal expenses
INBOUND TELESERVICING (ONLY)                                          All other out-of-pocket expenses
----------------------------
Account Management         $100/month
Call Servicing             $.99/minute

Base Reporting Services    Included.
Assumes that client is responsible for costs
associated with order delivery.


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=============================================================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)

                                                             [U.S. BANCORP LOGO]


The above fee Schedule is effective October 1, 2003 through October 1, 2004.

The following Funds are applicable to the above fee schedule:

Name of Series
--------------

Jundt Growth Fund Inc.
     Jundt Growth Fund (Class A, B, C, I)
Jundt Funds, Inc.
     Jundt Opportunity Fund (Class A, B, C, I)
     Jundt Twenty-Five Fund (Class A, B, C, I)
     Jundt U.S. Emerging Growth Fund (Class A, B, C, I)
     Jundt Mid-Cap Growth Fund (Class A, B, C, I)
     Jundt Science & Tech Fund (Class A, B, C, I)
American Eagle Funds, Inc.
     American Eagle Capital Appreciation Fund
     American Eagle Twenty Fund
     American Eagle Large-Cap Growth Fund



JUNDT FUNDS, INC.                                 U.S. BANCORP SERVICES, LLC.


By:  ______________________                       By:  ______________________

JUNDT GROWTH FUND INC.

By:  _____________________

AMERICAN EAGLE FUNDS, INC.

By:  _____________________



================================================================================
U.S. BANCORP FUND SERVICES, LLC
(CONFIDENTIAL - PRICING VALID FOR 45 DAYS)